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                                                                EXHIBIT 10.1(1)

                               TWELFTH AMENDMENT

         TWELFTH AMENDMENT, dated as of May 8, 1997 (this "Amendment"), to the Credit Agreement, dated as of February 23, 1993 (as amended from time to time prior to the date hereof, the "Credit Agreement"), among Consolidated Cigar Corporation (individually and as successor by merger to Consolidated Cigar Acquisition Corporation, the "Company"), Congar Newco Inc. ("Congar Newco"), the financial institutions from time to time parties thereto (the "Banks") and The Chase Manhattan Bank, as agent (in such capacity, the "Agent").

                             W I T N E S S E T H :
                             - - - - - - - - - -

         WHEREAS, each of the Company and Congar Newco is a party to the Credit Agreement;

         WHEREAS, each of the Company and Congar Newco has requested that the Banks amend the Credit Agreement as more fully set forth herein;

         WHEREAS, the Banks parties hereto and the Agent are willing to consent to such amendments only upon the terms, and subject to the conditions, set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Company, Congar Newco, the Banks parties hereto and the Agent hereby agree as follows:

         1. Definitions. All terms defined in the Credit Agreement shall have such defined meanings when used herein unless otherwise defined herein.

         2. Amendment to Section 9.07--Guarantees. Paragraph (g) of Section
9.07 of the Credit Agreement is hereby amended by replacing the amount $2,500,000 contained therein with the amount $10,000,000.

         3. Amendment to Section 9.08--Investments. Paragraph (h) of Section
9.08 of the Credit Agreement is hereby amended by replacing the amount $2,500,000 contained therein with the amount $10,000,000.

         4. Amendment to Section 9.11--Capital Expenditures. Section 9.11 of the Credit Agreement is hereby amended by replacing each reference to the amount $3,000,000 contained therein with the amount $5,000,000.

         5. Conditions to Effectiveness. This Amendment shall become effective on and as of the date that the Agent shall have received counterparts of this Amendment, duly executed by the Company, Congar Newco and the Majority Banks.

         6. Representations and Warranties. Each of the Company and Congar Newco, as of the date hereof and after giving effect to the amendments contained herein, hereby confirms,

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reaffirms and restates the representations and warranties made by it in Section
8 of the Credit Agreement and otherwise in the Credit Documents to which it is a party; provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment.

         7. Reference to and Effect on the Credit Documents: Limited Effect. On and after the date hereof and the satisfaction of the conditions contained in
Section 5 of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. The execution, delivery and effectiveness of this Amendment, shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Agent under any of the Credit Documents, nor constitute a waiver or amendment of any provisions of any of the Credit Documents. Except as expressly modified herein, all of the provisions and covenants of the Credit Agreement and the other Credit Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

         8. Counterparts. This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                       CONSOLIDATED CIGAR CORPORATION


                                       By:
                                          -------------------------------------
                                       Name:  Gary R. Ellis
                                       Title: Sr. Vice President, CFO,
                                              Secretary & Treasurer

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                                       CONGAR NEWCO INC.


                                       By:
                                          -------------------------------------
                                       Name:  Gary R. Ellis
                                       Title: Sr. Vice President, CFO,
                                              Secretary & Treasurer


                                       THE CHASE MANHATTAN BANK, as Agent
                                       and as a Bank


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       BANKBOSTON, N.A.


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       GIROCREDIT BANK


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       NATIONSBANK, N.A.


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       BANCO SANTANDER PUERTO RICO


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title: